Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement

This Sales Referral/Finder’s Fee Agreement (the “Agreement”) is made and entered into on _6_ (day),

__October___    (month),    __2011__    (the    “Effective    Date”)    by    and    between Eclipse    Identity

Recognition  Corporation  (the  “Company”),  a  Delaware  Corporation  with  its  principal  offices  at

15732  Los  Gatos  Blvd,  PMB  525,  Los  Gatos,  Ca  95032  and  ____Jeff  Knapp___   (the  “Agent”),  with

its principal offices at _14 Oakridge Rd. Annandale, NJ 08801 ____________ (Agent’s Address).

WHEREAS,  Company  is  in  the  business  that  develops  and  produces  intelligent  security  recognition systems, which are defined in Exhibit A hereto (the “Product” or “Products”);

WHEREAS,  Referral  Agent  desires  to  become  a  limited  agent  of  Company  to  refer,  introduce,  and forward potential partners, companies, clients, and customers of the Products; and

WHEREAS, Company desires to authorize and appoint Referral Agent to refer, introduce, and forward to  Company  potential  partners,  companies,  clients,  accounts,  and  customers  subject  to  the  terms  and conditions of this Agreement.

NOW,  THEREFORE,  in  consideration  of  the  mutual  promises  made  herein,  the  parties  agree  as follows:

1.   Appointment and Authority of Agent

1.1

Company  appoints  Agent  as  an  authorized  agent  for  purposes  of  forwarding,  referring,  and introducing to Company potential sales leads regarding potential partners, companies, clients, accounts or  customers,  who  have  expressed  an  interest  in  the  Products  and  results  in  a  sales.  Such  agency  is limited  to  the  geographic  areas  where  Company  has  the  facilities  to  provide  the  Products.  A  customer is  defined  as  someone  who  is  a  client,  company,  department  or  division  within  a  company,  partner,

dealer,  representative,  or  any  third  party  interested  in  the  Company’s  Products.  A sales  lead  will contain  contact  information  (name,  address,  phone  number,  fax  number,  authorized  representative

name,   email   address,   company   background,   project   of   interest,   purpose   of   establishing   business

relationship  etc.)  of  potential  partners,  clients,  accounts  or  customers who  have  expressed  to  the  Agent an interest in purchasing Products that the Company provides and such information shall be sent to the

Company  at  the  email  address  indicated  by  the  Company,  or  as  the  Company  may  otherwise  direct.

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

Company  reserves  the  right  to  reject  or  deny  any  sales  leads  referred,  forwarded,  or  introduced  to

Company. Company must accept and approve first the sales lead(s).

1.2

Agent has no authority, without the prior written consent of Company, to bind Company to any contract,  representation,  understanding,  act  or  deed  concerning  Company,  the  Products,  or  any  other services or other products offered by Company that is outside the scope of this Agreement. Agent shall make no representations or warranties concerning the Products or Referral Agent’s agency relationship with  Company,  unless  such  warranty  or  representation  is  authorized  in  writing  by  Company.  In addition,  Agent  shall  not  make  any  representations  or  warranties  concerning  products,  prices,  terms  or delivery,  performance  of  the  Products,  terms  of  payment,  or  conditions  of  sales  except  to  the  extent such representations are authorized in writing by Company.

1.3

This  Agreement  is  not  exclusive,  and  Agent  acknowledges  that  Company  is  currently  working or  have  existing  relationships  with  other  agents,  sales  representatives,  and  dealers,  who  are  also introducing  customers  and  sales  leads  to  the  Company.  Per  this  Agreement,  agreed  customer  accounts introduced  or  referred  to  by  Agent  and  approved  by  Company  shall  be  the  Agent’s  accounts  as described in Exhibit A if applicable, unless otherwise stated.

1.4

This  appointment  shall  not  establish  or,  be  interpreted  as  establishing  an  Agentship,  joint venture,  franchise,  or  other  agency  relationship beyond  those  functions  and  responsibilities  as  set  forth in this Agreement.

2.  Duties and Performance of Agent

2.1

Throughout  the  term  of  this  Agreement,  Agent  shall  use  reasonable  efforts  to  endorse  and promote  Company  and  its  Products,  as  well  as  to  refer,  introduce,  and  forward  potential  customers

(including,   but   not   limited   to,   business   acquaintances,   customers,   companies,   clients,   partners,

accounts,  and  associates)  to  Company.  Agent  shall  adhere  to  and  comply  with  any  prevailing  practices and procedures that relate to the referral of customers for the use of the Products.

2.2

Subject  to  and  in  addition  to  the  conditions  of  Section  4  herein,  Agent  shall  be  entitled  to finder’s fees hereunder only for those customers with whom Agent has had direct personal contact and to whom Agent has directly endorsed and recommended the Products and whom Agent has introduced,

referred,  and  forwarded  customers  to  Company,  for  which  Company  has  accepted  and  approved  the customers.

2.3

Throughout  the  term  of  this  Agreement,  Agent  agrees  not  to  refer,  introduce  and/or  forward potential sales leads, partners, companies, clients, accounts, or customers to any person, entity or third-

party  other  than  Company  that  offers  products  and  services  that  are  in  competition  with  those  offered by Company.

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

2.4

Agent  shall  bear  all  expenses  and  cost  incidental  to  performance  of  this  Agreement,  including,

without  limitation,  all  office,  employee,  travel,  communications,  transportation,  entertainment,  and  all other incidental expenses towards the performance of this Agreement.

2.5

Agent  shall  continually  serve  and  further  the  interests  of  Company  to  the  best  of  its  ability  and shall not engage in any practices and/or falsify information detrimental to the interests of Company. In

the   event   that   such   engagements   of   detrimental   practices   against   Company   becomes   known   to

Company,  Company  has  the  right  to  immediately  terminate  this  Agreement  for  cause  and  all  Finder’s

Fee payable to Agent and all Company’s obligations under this Agreement shall cease immediately.

3.   Referrals of Existing Customers of Company

3.1

In  the  event  that  a  sales  lead,  referral,  or  introduction  provided  or  forwarded  by  Agent  is  for  a customer  that  the  Company  is  already  supplying  with  products  and/or  services  or  is  in  the  process  of being  marketed  to  by  the  Company,  the  Company  shall  notify  Agent  and  provide  evidence  of  same

(i.e.  copies  of  invoices  rendered  to  such  customer)  within  fifteen  (15)  business  days  of  receiving  such sales  lead.  The  Agent  shall  not  be  entitled  to  any  Finder's  Fee  or  any  other  compensation  under  this situation.

3.2

If  the  sales  lead  is  for  products  other  than  those  that  the  customer  is  already  obtaining  from

Agent, the Finder's Fee shall not be applicable to such additional products and/or services.

4.   Finder’s Fee and Payment

4.1

Company  shall  pay  Agent  a  Finder’s  Fee  as  described  in  Exhibit  A  hereto,  for  each  customer

Agent  refers  or  introduces  to  Company  for  which  Company  accepts  and  approves  referred  customer pursuant  to  the  terms  of  this  Agreement  (a  “Referred  Customer”)  that  results  in  a  total  sales/purchase order  and  payment  on  that  total  sales/purchase  order  received  by  Company.  Company  reserves  the right to reject or deny Referred Customer, and specifically reserves also the right to reject any order or any part thereof for any reason.

4.2

Finder’s  Fee  shall  be  based  on  current  dealer  cost  payment  received  by  Company  on  the  total

sales/purchase   order,   less   transportation   costs,   duties,   applicable   federal,   state,   and   local   taxes,

manufacturer's warranty charges, discounts, allowances, and other direct reductions to purchase prices.

Finder’s  Fee  shall  only  be  applicable  to  Company’s  software  products  only  that  are  ordered  by  the

Referred  Customer.  Finder’s  Fee  shall  not  be  applicable  to  orders  for  shipments  for  any  hardware items,  non-production  item,  such  as  non-recurring  engineering  (NRE)  items,  services  or  products,

non-revenue  experimental  samples,  demos,  tools,  equipment,  development  or  non-revenue  prototype

Products,  non-revenue  demonstration  systems,  special  testing,  paperwork,  etc.  Company  reserves  the right to change its price list at any time.

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

4.3

The Finder’s Fee owed to Agent hereunder shall be payable thirty (30) days upon actual receipt of payment on Company Products from Referred Customer.

4.4

Company shall be obligated to pay a Finder’s Fee to Agent for a specific Referred Customer if,

and only if, the following conditions are satisfied:

4.4.1    The Referred Customer is a customer that Agent directly referred, contacted, introduced and  forwarded  such  Referred  Customer  to  Company  for  which  Company  accepts  and  approves  the

Referred Customer;

4.4.2    Referred   Customer   has   placed   a   sales/purchase   order   on   Company’s   products   to

Company for which Company has accepted such sales/purchase order;

4.4.3    The  Product  or  Products  ordered  by  Referred  Customer  have  been  installed,  activated,

and accepted by the Referred Customer; and

4.4.4    Referred  Customer  has  made  payment  on  the  Product  or  Products,  which  has  been received by Company.

4.5

In  the  event  that  the  Referred  Customer  was  referred  to  Company  from  more  than  one authorized  Company  referral  agent,  the  Company  will  pay  the  Finder’s  Fee  to  the  referral  agent  who has  the  Referred  Customer  on  its  Agent  Customer  Accounts  list  as  defined  in  Exhibit  A,  or  in  the absence  of  the  Referred  Customer  being  on  any  Exhibit  A  list,  to  the  referral  agent  who  first  notified

Company of the Referred Customer and was approved by Company.

4.6     Absent  the  advance  written  notice  from  Company  stating  otherwise,  Company  will  not  be obligated  to  pay  a  Finder’s  Fee  to  Agent  if  Agent  uses  mass  mailings  and  other  forms  of  mass solicitations to potential customers of the Products.

5.   Confidentiality and Customer Ownership

5.1

All   documents,   data   files,   information   and   other   materials   made   available   to   Agent   in

connection  with  this  Agreement,  including  without  limitation  all  information  regarding  Products,

services, Company customers (including those customers and potential customers referred to Company

by   Agent,   marketing   data,   business   plans,   financials,   and   technical   information   (collectively

“Confidential  Information”)  shall  be  deemed  to  have  been  furnished  to  Agent  in  confidence  and  shall remain  the  exclusive  property  of  Company  both  during  the  term  of  this  Agreement  and  after  this

Agreement  is  terminated  or  expired.  Agent  shall  treat  as  trade  secrets  and  keep  in  strict  confidence  all

Confidential  Information  it  acquires  from  Company  at  any  time  or  develops  for  or  on  behalf  of

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

Company,  and  Agent  will  not  at  any  time  during  the  terms  of  this  agreement  or  thereafter  use  such

Confidential  Information  for  its  own  benefit  or  disclose  or  permit  any  of  its  employees,  agents,  or representatives  to  disclose  such  Confidential  Information  to  any  person  or  entity  without  a  written consent from Company.

5.2      Company  shall  retain  full  ownership  of  all  Referred  Customers  that  Agent  refers  to  Company under this Agreement, including all information relating to such Referred Customers.

6.   Intellectual Property

6.1

Agent  agrees  that  Company  retains  ownership  rights  in  and  to  certain  intellectual  property,

including  without  limitation  any  Company  trademarks,  patents,  service  marks,  trade  dress,  advertising,

logos,  brandings,  corporate  name,  artworks,  designs,  any  other  marks  or  any  associated  goodwill,

whether  presently  existing  or  later  developed  (collectively  “Intellectual  Property”).  Agent  agrees  to sign any document as reasonably required to the effect of recording or protection of any such property.

6.2

Agent  shall  not  contest  or  challenge  the  validity  or  ownership  rights  and  interests  of  any  of  the

Company's  exclusive  ownership  of  its  intellectual  property.  Agent  shall  not  adopt,  use,  or  register,

whether  as  a  corporate  name,  trademark,  service  mark,  logos,  artwork,  designs,  or  other  indication  of origin,  any  of  the  marks,  or  any  word  or  mark  confusingly  similar  to  the  marks  in  any  jurisdiction.

Agent  shall  not  remove  or  efface  any  trademark,   trade   name,   copyright   notice,   patent   marking,

confidentiality,  or  other  proprietary  rights  notice  or  marking  from  any  materials  provided  to  it  by  the

Company in connection with this Agreement and/or from its Products.

6.3

If  approved  in  writing  by  Company,  Agent  may  use  advertising  that  is  associated  with  any

Intellectual  Property.  Agent  may  use  such  advertising  materials  only  upon  the  terms  and  conditions stated by Company from time to time. Agent may not modify or delete any Intellectual Property it uses without the written consent of Company.

7.   Term and Termination

7.1

Term. The term of this Agreement will be for a period of one (1) year, commencing on the date

stated  above,  unless  sooner  terminated  under  this  Section.   This  Agreement  will  automatically  renew

for  successive  one  (1)  year  terms  unless  terminated  by  either  party  upon  no  less  than  thirty  (30)  days written  notice  prior  to  the  termination  of  the  initial  or  any  renewal  term.  Either  party  may  terminate this  Agreement  at  any  time  without  cause  upon  thirty  (30)  days'  prior  written  notice  to  the  other  party.

In  the  event  that  this  Agreement  is  terminated,  Agent  shall  be  entitled  to  receive  finder’s  fees  as  per this Agreement for an additional six (6) months after the date of such termination as per section 4.

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

7.2     Termination  for  Cause. Either party shall have the right to terminate this Agreement immediately in its entirety, for cause, forthwith at any time, by giving written notice to the other party in the event that the  other  party:  (i)  commits  a  non-curable  default  or  violation  of  this  Agreement;  (ii)  commits  a  curable default  or  violation  of  this  Agreement  which  is  not  remedied  within  thirty  (30)  days  after  written  notice thereof; or (iii) becomes insolvent, or has a petition filed against it as bankrupt or insolvent, or executes an assignment for the benefit of creditors, or has a receiver appointed for any reason, with termination in such cases being effective as of the date of the happening of the contingency referred to.

7.3

Company shall be responsible for paying any Finder Fee’s owed to Agent under this Agreement only  for  those  Referred  Customers  that  are  referred  to  Company  before  any  effective  termination  date after written notice.

7.4

The provisions of Sections 5.1. 5.2, 6.1, 6.2, 6.3, 8.1, 8.3, 8.4 and 8.5 shall survive expiration or termination of this Agreement.

8.   Miscellaneous

8.1

Warranty Disclaimer and Limitation of Liability. Unless Company notifies Agent otherwise,

Company disclaims all warranties with regard to Products rendered under this Agreement, including all implied  warranties  of  merchantability  and  fitness  for  a  particular  purpose.  Agent  shall  extend  no warranties  or  guarantees  without  the  pre-approval  of  Company,  orally  or  in  writing,  in  the  name  of

Company   or   which   would   bind   Company   with   respect   to   the   performance,   design,   quality,

merchantability,  or  fitness  for  a  particular  purpose  of  the  Products.  Neither  Company  nor  its  affiliates,

subsidiaries,  suppliers,  or  parent  corporations  shall  be  liable  to  Agent  or  any  third  party  for  special,

consequential,   incidental,   indirect,   tort   or   cover   damages,   including,  without  limitation,  damages

resulting  from  the  use  or  inability  to  use  the  services,  delay  of  delivery  and  implementation,  or  loss  of profits,  data,  business  or  goodwill,  whether  or  not  such  party  has  been  advised  or  is  aware  of  the possibility  of  such  damages.  Company’s  liability  for  all  claims  of  any kind  arising  out  of  or  relating  to

this   Agreement   shall   be   limited   solely   to   money   damages   and   shall   not   exceed   the   amount   of

commissions due Agent.

 8.2

Force  Majeure.  Either  party  shall  not  be  liable  for,  and  is  excused  from,  any  failure  to perform  or  delay  in  the  performance  of  its  obligations  under  this  Agreement  due  to  causes  beyond  its control,  including  without  limitation,  interruptions  of  power  or  telecommunications  services,  failure  or its  suppliers  or  subcontractors,  acts  or  nature,  governmental  actions,  fire,  flood,  natural  disaster  or

labor   dispute.   No   failure   of   either   party   to   pursue   any   remedy   resulting   from   a   breach   in   this

Agreement  by  the  other  party  shall  be  construed  as  a  waiver  of  that  breach,  nor  as  a  waiver  of  any subsequent or other breach unless such waiver is signed and in writing.

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

8.3

Partial  Invalidity.  In  the  event  any  provision  of  this  Agreement  shall  be  invalid,  illegal  or enforceable  in  any  respect,  such  a  provision  shall  be  considered  separate  and  severable  from  the remaining  provisions  of  this  Agreement,  and  the  validity,  legality  or  enforceability  of  any  of  the remaining  provisions  of  this  Agreement  shall  not  be  affected  of  impaired  by  such  provision  in  any way.

8.4     Nonassignability/Nontransferrability.   This   Agreement   may   not   be   assigned,   delegated,   or

transferred  by  Agent  without  Company's  prior  written  consent.  Subject  to  the  preceding  sentence,  this

Agreement will inure to the benefit of the parties' successors and assigns.

8.5     Applicable   Law/Jurisdiction.   This   Agreement   shall   be   governed   by   and   construed   in

accordance  with  the  laws  of  the  State  of  California.  Any  legal  actions,  claims,  or  demands  shall  be handled in a court of competent jurisdiction within the State of California.

8.6     Notices.     All  notices  must  be  either  sent  registered  or  certified  mail,  express  mail,  or  return receipt  requested  to  the  address  most  recently  provided  and  shall  remain  so  until  written  notice  of  a

change  of  address  is  provided  to  the  other  party  whose  address  has  changed.   Notices  will  be  effective

upon transmission.

8.7    Amendment. This Agreement may be amended by mutual consent. Any amendments to this

Agreement must be in writing and signed by both parties.

8.8      Entire Agreement and Modifications. This Agreement and any schedules, exhibits, appendices attached  hereto  constitute  the  entire  agreement  between  the  parties  to  this  Agreement  pertaining  to  the

subject   matter   hereof   and   supersede   all   prior   and   contemporaneous   agreements,   understandings,

negotiations  ad  discussions,  whether  oral  or  written,  and  all  other  communications  between  the  parties

relating   to   the   Agreement   and   to   the   subject   hereof.   There   are   no   warranties,   representations,

statements,  or  other  agreements  of  any  kind  made  by  either  party,  which  are  not  expressly  stated

herein, shall be binding on such party.

(This Section Intentionally Left Blank)

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the parties hereby agree:

COMPANY

AGENT

Agreed by:  Eclipse Identity Recognition

Agreed by: __Jeff Knapp_______________

Corporation

(Agent Name)

Address:  15732 Los Gatos Blvd, PMB 525

Address:  14 Oakridge Rd.

Los Gatos, CA. 95032-2504

Annandale, NJ 08801

United States

U.S.

Phone :   408-916-1480

Phone:  __ Cell:  908-581-9371

Fax:     408-317-1717

Fax:     _ 908-730-0069

Email: __smiller@eclipseir.com___________

Email: __jwknapp1@aol.com_________________

By:  _________________________________

By:  _________________________________

(Signature)

(Signature)

Name of Authorized Representative:

Name of Authorized Representative:

_____Steve Miller_______________________

_________Jeff Knapp___________________

Date:  _________________________________

Date:  _________________________________

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Oct 10 11 02:38p Jeff 9087300069 p.1

Eclipse Identity Recognition Corporation
Sales Referral/Finder's Fee Agreement (Jeff Knapp) 111006 Page 8 of 10

COMPANY	AGENT
Agreed by: Eclipse Identity Recognition Corporation	Agreed by: Jeff Knapp (Agent Name)
Address: 15732 Los Gatos Blvd, PMB 525 Los Gatos, CA. 95032-2504 United States	Address: 14 Oakridge Rd. Annandale, NJ 08801 U.S.
Phone : 408-916-1480	Phone: Cell: 908-581-9371
Fax: 408-317-1717	Fax: 908-730-0069
Email: smiller@eclipseir.com	Email: jwknapp1@aol.com
By: Stephen d. Miller (Signature)	By: Jeff Knapp (Signature)
Name of Authorized Representative: Steve Miller	Name of Authorized Representative: Jeff Knapp
Date:	Date: 10/10/11

Post-it® Fax Note 7671	Date 10/10/11	# of pages ▶ 1
To Steve Miller	From Jeff Knapp	
Co./Dept.	Co.	
Phone #	Phone # 908 581-9371	
Fax # 408-317-1717	Fax # 908 730-0069	

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

10/10/2011

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

Exhibit A

Company Products

Authorized Products

MatchPoint

SearchPoint

Resolver

----------------------------------------------------------------------------------------------------------------------------

Company Approved Agent Customer Accounts

    On-net Surveillance Systems

    Investigative Management Group

    Genetec

    Milestone

----------------------------------------------------------------------------------------------------------------------------

TBD - On the accounts listed below, Company requires more detailed discussions with Agent on working a synergy on these accounts since Company currently have activities with the accounts listed below:

    Indigo Vision

    Pelco

    Bosch

    Axis

    Cisco

----------------------------------------------------------------------------------------------------------------------------

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.

Eclipse Identity Recognition Corporation

Sales Referral/Finder’s Fee Agreement (Jeff Knapp) 111006

___________________________________________________________________________________________________

Finder’s Fee

Upon Company’s acceptance and approval of Referred Customer and sales/purchase order by Referred

Customer,  the  Finder's  Fee  payable  to  the  Agent  by  the  Company  will  be  _6_  (%)  based  on  current dealer  cost  payment  received  by  Company  on  the  order,  less  transportation  costs,  duties,  applicable federal,  state,  and  local  taxes,  manufacturer's  warranty  charges,  discounts,  allowances,  and  other  direct reductions  to  purchase  prices  on  sales  by  the  Company  to  the  sales  lead  referred  by  Agent  and  only upon  receiving  actual  payment  of  Company's  Products  from  Referred  Customer  referred  by  Agent.

Finder’s  fee  shall  only  be  applicable  to  Company  software  products  only  that  are  ordered  by  the

Referred  Customer.  However,  the  Finder’s  Fee  shall  not  be  applicable  on  orders  for  shipment  on hardware,  non-production  item  such  as  non-recurring  engineering  (NRE)  items,  services  or  products,

non-revenue  experimental  samples,  demos,  tools,  equipment,  development  or  non-revenue  prototype products, non-revenue demonstration systems, special testing, paperwork, etc.

______________________________________________________________________________

     * Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com *

Copyright © 2011 Eclipse Identity Recognition Corporation. All Rights Reserved.